Exhibit 99.1

Aeva Reports First Quarter 2024 Results

Record Product Shipments to Customers Including Daimler Truck

On Track with Daimler Truck Program Milestones and Start of Production Timeline

Strong Progress with Multiple Automotive RFQs, Including Completing Audit with a Global Top 10 Passenger OEM

MOUNTAIN VIEW, Calif., May 7, 2024 – Aeva® (NYSE: AEVA), a leader in next-generation sensing and perception systems, today announced its first quarter 2024 results.

Key Company Highlights

•
Shipped record number of sensors to customers, including to Daimler Truck
•
On track with Daimler Truck’s milestones and SOP timeline, with first trucks integrating Aeva sensors on the road for data collection
•
Strong momentum in automotive, including completing manufacturing and quality audit with a global top 10 passenger OEM
•
Advancement on multiple RFQs with award decisions expected this year
•
Established new Automotive Center of Excellence (COE) in Germany to support growing commercial momentum, with team of industry veterans bringing 20+ years of ADAS, autonomy and software experience at leading OEMs and Tier 1 suppliers

“In the first quarter, Aeva continued to build on our exciting start to the year, with significant milestones achieved for Daimler Truck’s series production program and strong progress in passenger vehicles including multiple automotive RFQs,” said Soroush Salehian, Co-Founder and CEO at Aeva. “With growing interest for our differentiated 4D LiDAR technology, we have also added leading talent to the Aeva team to support our commercial momentum, which together with our solid financial position gives us added confidence to continue delivering on our existing programs and new wins in 2024.”

First Quarter 2024 Financial Highlights

•
Cash, Cash Equivalents and Marketable Securities
o
Cash, cash equivalents and marketable securities of $189.3 million and available facility of $125.0 million as of March 31, 2024
•
Revenue
o
Revenue of $2.1 million in Q1 2024, compared to revenue of $1.1 million in Q1 2023
•
GAAP and Non-GAAP Operating Loss*
o
GAAP operating loss of $37.3 million in Q1 2024, compared to GAAP operating loss of $37.3 million in Q1 2023
o
Non-GAAP operating loss of $32.1 million in Q1 2024, compared to non-GAAP operating loss of $31.3 million in Q1 2023
•
GAAP and Non-GAAP Net Loss per Share*

o
GAAP net loss per share of $0.67 in Q1 2024, compared to GAAP net loss per share of $0.80 in Q1 2023
o
Non-GAAP net loss per share of $0.56 in Q1 2024, compared to non-GAAP net loss per share of $0.67 in Q1 2023
•
Shares Outstanding
o
Weighted average shares outstanding of 52.7 million in Q1 2024

*Tables reconciling GAAP to non-GAAP measures are provided at the end of this release. Aeva believes that such non-GAAP measures are useful as supplemental measures of Aeva’s performance.

Conference Call Details

The company will host a conference call and live webcast to discuss results at 2:00 p.m. PT / 5:00 p.m. ET today, May 7, 2024. The live webcast and replay can be accessed at investors.aeva.com.

About Aeva Technologies, Inc. (NYSE: AEVA)

Aeva’s mission is to bring the next wave of perception to a broad range of applications from automated driving to industrial robotics, consumer electronics, consumer health, security and beyond. Aeva is transforming autonomy with its groundbreaking sensing and perception technology that integrates all key LiDAR components onto a silicon photonics chip in a compact module. Aeva 4D LiDAR sensors uniquely detect instant velocity in addition to 3D position, allowing autonomous devices like vehicles and robots to make more intelligent and safe decisions. For more information, visit www.aeva.com, or connect with us on X or LinkedIn.

Aeva, the Aeva logo, Aeva 4D LiDAR, Aeva Atlas, Aeries, Aeva Ultra Resolution, Aeva CoreVision, and Aeva X1 are trademarks/registered trademarks of Aeva, Inc. All rights reserved. Third-party trademarks are the property of their respective owners.

Forward looking statements

This press release contains certain forward-looking statements within the meaning of the federal securities laws. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Forward-looking statements in this press release include our beliefs regarding our financial position and operating performance for the first quarter 2024 and business objectives for 2024, along with our expectations with respect to the production agreement with Daimler Truck as well as engagement and deployments with other customers, and our ability to access capital under the Facility Agreement. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including, but not limited to: (i) the fact that Aeva is an early stage company with a history of operating losses and may never achieve profitability, (ii) Aeva’s limited operating history, (iii) the ability to implement business plans, forecasts, and other expectations and to identify and realize additional opportunities, (iv) the ability for Aeva to have its products selected for inclusion in OEM products, (v) the ability to manufacture at volumes and costs needed for commercial programs, (vi) no assurance or guarantee that any of our customers, including any programs which we included in our order book estimates will ever complete such testing and validation with us or that we will receive any billings or revenues forecasted in connection with such program, and (vii) other material risks and other important factors that could affect our financial results. Please refer to our filings with the SEC, including our most recent Form 10-K. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Aeva assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Aeva does not give any assurance that it will achieve its expectations.

Contacts

Investors:

Andrew Fung

investors@aeva.ai

Media:

Michael Oldenburg

press@aeva.ai

AEVA TECHNOLOGIES, INC.
Condensed Consolidated Balance Sheet
(Unaudited)
(In thousands)

	March 31, 2024	December 31, 2023

ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$29,605	$38,547
Marketable securities	159,723	182,481
Accounts receivable	978	628
Inventories	2,163	2,374
Other current assets	4,882	5,195
Total current assets	197,351	229,225
Operating lease right-of-use assets	6,444	7,289
Property, plant and equipment, net	12,552	12,114
Intangible assets, net	2,400	2,625
Other noncurrent assets	6,062	6,132
TOTAL ASSETS	$224,809	$257,385
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$3,424	$3,602
Accrued liabilities	2,639	2,648
Accrued employee costs	2,443	6,043
Lease liability, current portion	3,681	3,587
Other current liabilities	4,406	2,524
Total current liabilities	16,593	18,404
Lease liability, noncurrent portion	2,807	3,767
Warrant liability	7,209	6,772
TOTAL LIABILITIES	26,609	28,943
STOCKHOLDERS’ EQUITY:
Common stock	5	5
Additional paid-in capital	693,369	688,124
Accumulated other comprehensive loss	(248)	(87)
Accumulated deficit	(494,926)	(459,600)
TOTAL STOCKHOLDERS’ EQUITY	198,200	228,442
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$224,809	$257,385

AEVA TECHNOLOGIES, INC.
Condensed Consolidated Statements of Operations
(Unaudited)
(In thousands, except share and per share data)

	Three Months Ended March 31,
	2024	2023
Revenue	$2,107	$1,148
Cost of revenue (1)	3,499	2,529
Gross loss	(1,392)	(1,381)
Operating expenses:
Research and development expenses (1)	25,012	25,454
General and administrative expenses (1)	8,411	7,833
Selling and marketing expenses (1)	2,529	2,598
Total operating expenses	35,952	35,885
Operating loss	(37,344)	(37,266)
Interest income	2,457	2,064
Other income, net	(439)	28
Loss before income taxes	$(35,326)	$(35,174)
Income tax provision	—	—
Net loss	$(35,326)	$(35,174)
Net loss per share, basic and diluted	$(0.67)	$(0.80)
Weighted-average shares used in computing net loss per share, basic and diluted	52,742,725	43,925,565

(1) Includes stock-based compensation as follows:

	Three Months Ended March 31,
	2024	2023
Cost of revenue	$102	$330
Research and development expenses	3,989	4,410
General and administrative expenses	907	1,119
Selling and marketing expenses	263	104
Total stock-based compensation expense	$5,261	$5,963

AEVA TECHNOLOGIES, INC.
Condensed Consolidated Statements of Cash Flows
(Unaudited)
(In thousands)
	Three Months Ended March 31,
	2024	2023
Cash flows from operating activities:
Net loss	$(35,326)	$(35,174)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	1,345	955
Impairment of inventories	465	45
Change in fair value of warrant liabilities	437	(28)
Stock-based compensation	5,261	5,963
Amortization of right-of-use assets	845	744
Amortization of premium and accretion of discount on available-for-sale securities, net	(1,087)	(632)
Changes in operating assets and liabilities:
Accounts receivable	(350)	442
Inventories	(251)	(100)
Other current assets	312	790
Other noncurrent assets	70	—
Accounts payable	(89)	(1,749)
Accrued liabilities	(10)	(5,207)
Accrued employee costs	(3,600)	(1,307)
Lease liability	(866)	(754)
Other current liabilities	1,882	—
Net cash used in operating activities	(30,962)	(36,012)
Cash flows from investing activities:
Purchase of property, plant and equipment	(1,648)	(1,275)
Purchase of available-for-sale securities	(38,881)	(54,520)
Proceeds from maturities of available-for-sale securities	62,565	56,214
Net cash provided by investing activities	22,036	419
Cash flows from financing activities:
Payments of taxes withheld on net settled vesting of restricted stock units	(55)	(20)
Proceeds from exercise of stock options	39	57
Net cash provided by (used in) financing activities	(16)	37
Net decrease in cash and cash equivalents	(8,942)	(35,556)
Beginning cash and cash equivalents	38,547	67,420
Ending cash and cash equivalents	$29,605	$31,864

AEVA TECHNOLOGIES, INC.
Reconciliation of GAAP to Non-GAAP Operating Results
(Unaudited)
(In thousands, except share and per share data)

Reconciliation from GAAP to non-GAAP operating loss
	Three Months Ended March 31,
	2024	2023

GAAP operating loss	$(37,344)	$(37,266)
Stock-based compensation	5,261	5,963
Non-GAAP operating loss	$(32,083)	$(31,303)

Reconciliation from GAAP to non-GAAP net loss
	Three Months Ended March 31,
	2024	2023

GAAP net loss	$(35,326)	$(35,174)
Stock-based compensation	5,261	5,963
Change in fair value of warrant liability	437	(28)
Non-GAAP net loss	$(29,628)	$(29,239)

Reconciliation between GAAP and non-GAAP net loss per share
	Three Months Ended March 31,
	2024	2023
Shares used in computing GAAP net loss per share:
Basic and diluted	52,742,725	43,925,565
GAAP net loss per share
Basic and diluted	$(0.67)	$(0.80)
Stock-based compensation	0.10	0.13
Change in fair value of warrant liability	0.01	(0.00)
Non-GAAP net loss per share
Basic and diluted	$(0.56)	$(0.67)